BRIDGE
CAPITAL
HOLDINGS


BRIDGE BANK







Keefe, Bruyette and Woods

July 29, 2008

Daniel P. Myers
President and Chief Executive Officer

Thomas A. Sa
Executive Vice President
Chief Financial Officer

BRIDGE CAPITAL HOLDINGS
NASDAQ: BBNK
BRIDGECAPITALHOLDINGS.COM

BRIDGE CAPITAL HOLDINGS

Forward-Looking Statements

Certain matters discussed herein constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and are subject to the safe harbors created by that Act. Forward-looking statements describe future plans, strategies, and expectations, and are based on currently available information, expectations, assumptions, projections, and management's judgment about the Bank, the banking industry and general economic conditions. These forward-looking statements are subject to certain risks and uncertainties that could cause the actual results, performance or achievements to differ materially from those expressed, suggested or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to: (1) competitive pressures in the banking industry; (2) changes in interest rate environment; (3) general economic conditions, nationally, regionally, and in operating markets; (4) changes in the regulatory environment; (5) changes in business conditions and inflation; (6) changes in securities markets; (7) future credit loss experience; (8) the ability to satisfy requirements related to the Sarbanes-Oxley Act and other regulation or internal control; (9) civil disturbances or terrorist threats or acts, or apprehension about the possible future occurrences of acts of this type; and (10) the involvement of the United States in war or other hostilities. The reader should refer to the more complete discussion of such risks in Bridge Capital Holdings reports on Forms 10-K and 10-Q on file with the SEC.

Financial and Trading Snapshot

Market	NASDAQ (Global Market)
Symbol	BBNK
Recent Price History	07-22-08 52 Wk: High Low $11.10 $23.17 $9.00
Shares Outstanding	6.5 million
Market Capitalization	$72.4 million
P/E	Trailing: 8.95 Forward[1]: 12.06[1]
P/B	MRQ: 1.06
Assets @ 6-30-08	$810.4 million
Net Interest Margin	2Q08 LTM 6.18% 6.54%
ROAA	2Q08 LTM 0.80% 1.09%
ROAE	2Q08 LTM 9.30% 13.07%
Analyst Coverage	Howe Barnes Hoefer & Arnett D.A. Davidson & Co.

[1] Based on First Call FY08 consensus EPS of $0.93 per share.

BRIDGE CAPITAL HOLDINGS

Why Are We Different?

BRIDGE BANK

A business banking franchise

Professional Business Bank of Choice

for small and middle-market businesses and technology companies in Silicon Valley, California, and the nation.

- Business banking focus
- True business line diversification

  commercial • technology • structured finance • cash management • international trade services • construction
- Relatively low exposure to current industry risk/volatility
- Operating in relatively healthy U.S. markets
- Positioned to endure economic cycle
- Growth in core business despite significant headwinds

BRIDGE CAPITAL HOLDINGS

Bridge Bank Franchise

- Funding-driven approach to building the business
- Experienced, disciplined board and management
- Disciplined execution of our business plan
  - No subprime exposure
  - Limited exposure to construction and land
- More capable than most banks our size
- Unique & effective use of banking technology
- Attractive Silicon Valley market and other expansion opportunities
- Ranked No. 2 for C&I lending by American Bankers Association[1]

[1] American Banker magazine, American Bankers Association, Published June 3, 2008; Independent banks with less than $1 billion of assets.

Markets



California

REGIONAL OFFICES

- San Jose (Main)
- Palo Alto

BUSINESS OFFICES

- Sacramento (C&I, SBA)
- San Diego (SBA)
- East Bay (C&I)
- Dallas, TX (tech)
- Reston, VA (tech)
- Orange County (tech, SBA)



Market Dynamics

Core Region – Silicon Valley*

Geographic Opportunities

- Population 3.9 million[1] (+1.9% since '00)
  - San Jose 10th largest US city[2]
- Among highest median family and per capita incomes in US[3]
- Unemployment 5.3%[4]
- Santa Clara County housing market (-13.3%)[5]

Business Opportunities

- $101b deposit market[6]
- 121k HQ businesses (<250 employees)[4]
- Silicon Valley represents 33-36% of US venture capital investment ($10.7b in 2007, $5.6b YTD '08)[7]
- Ample growth opportunity in headquarters region minimizes expansion risk

*:Silicon Valley Region = Santa Clara, San Mateo, and Alameda Counties

[1] US Census Bureau 2007 Estimate

[2] San Jose/Silicon Valley Chamber of Commerce

[3] US Census/HUD CRA/HMDA Report 2008

[4] California Employment Development Department/Labor Market Index June 2008

[5] DataQuick Housing Report, Median Price, SFD resale + condos + SFD new const 2007 v. 2008, June 2008

[6] FDIC data at June 30, 2007

[7] National Venture Capital Association/PricewaterhouseCoopers Money Tree Survey

Significant Market Opportunity

Silicon Valley Region Deposits: $101.1b


% Deposits Santa Clara, San Mateo, Alameda Counties
25%
20%
15%
10%
5%
0%
20.17%
18.82%
9.62%
6.50%
4.31%
4.31%
4.13%
3.12%
2.25%
1.65%
1.16%
0.93%
0.67%
BofA
Wells
Wachovia
Citibank
Silicon Valley Bk
Greater Bay
Comerica
Bank of the West
Union Bank of CA
US Bank
UCBH
Heritage Bank
Bridge Bank
•Sale to WFB closed 10-01-07
•Integration started 3-01-08
•$4b deposits
•Includes former GBBK business banking brands:
San Jose National
Mid Peninsula
Cupertino National
Saratoga National

Source: FDIC; as of June 30, 2007

Opportunistic Growth

- All organic growth and expansion to date
- Ability to successfully export unique banking model to complimentary markets
- Leverage core competencies and bank technology
  - Tech Banking: SoCal, Dallas TX, Reston VA

BRIDGE CAPITAL HOLDINGS

Comparative Strength

Limited exposure ...

- True loan portfolio diversification
- No subprime mortgage programs
- Proactive and aggressive risk management

… and positioned to endure economic cycle.

- Strong core deposit franchise value
- Relative geographic health; opportunity for growth
- Attractive net interest margin
- Strong capital position

Balance Sheet Growth


Total Assets in Millions (EOP)
$537
$722
$775
$810
12/31/05
12/31/06
12/31/07
6/30/08

- 14.7% CAGR (3 Years)
- Purely organic growth
- Consistent leverage

Focus on Core Funding Sources


$ millions
Deposit Mix
$800
$600
$400
$200
$-
39.6%
30.8%
29.6%
32.0%
2005
2006
2007
2Q08
Noninterest-bearing demand
Interest-bearing demand
Money market and savings
Certifcates of deposit

- 87%+ Core Deposits
- 15.3% CAGR (3 Years)

Diversification of Lending Activity



Loan Mix
100%
80%
60%
40%
20%
0%
2005
2006
2007
2Q08
Approximately 50% non-real estate
C&I
Tech
ABL/F
SBA
Other
CRE
Land
Construction

BRIDGE CAPITAL HOLDINGS

Ranked No. 2 for C&I Lending

Community Banks with Largest C&I Loan Portfolios

On Dec. 31, 2007. Dollars in thousands
Published June 3, 2008

	Commercial and industrial			Total loans and leases
	Dec. 31	Year earlier	Change	
1 Tennessee Commerce Bank Franklin	$468,657	$342,999	36.6%	$794,322
2 Bridge Bank San Jose	318,970	240,770	32.5	650,873
3 Western National Bank Odessa, Tex.	294,911	222,817	32.4	547,051
4 Security Pacific Bank Los Angeles	243,734	100,586	142.3	525,295
5 Park Bank Milwaukee	240,267	248,514	-3.3	586,812
6 Coppermark Bank Oklahoma City	232,144	192,549	20.6	857,821
7 ServisFirst Bank Birmingham, Ala.	219,684	187,817	17.0	677,707
8 CNB Bank Clearfield, Pa.	208,102	199,565	4.3	594,865
9 National Bank of California Los Angeles	194,919	176,100	10.7	288,405
10 First Business Bank Madison	192,997	155,470	24.1	686,934
11 Marathon National Bank of New York Astoria	192,829	148,834	29.6	573,568
12 American Trust and Savings Bank Dubuque, Iowa	188,261	197,390	-4.6	658,080
13 Pacific Continental Bank Eugene, Ore.	187,041	167,380	11.7	822,744
14 Alerus Financial Grand Forks, N.D.	186,570	175,819	6.1	518,611
15 Bank of Guam Hagatna	184,936	139,055	33.0	454,842

Source: American Banker magazine, American Bankers Association, Independent banks with less than $1 billion of assets.

A Closer Look

Total Loan Portfolio



Land Development
(% of Total Loans)
(8%)


Commercial
3%
Residential land 1-4
2%
Residential land 5+
3%

Construction
(% of Total Loans)
(14%)


Commercial 5+
2%
Residential 1-4
7%
Commercial 1-4
2%
Residential 5+
3%

All percentages stated as percent of total loan portfolio

Land Loans by Region

Percentage of Total Loans
(8% Land Loans)



Northern Sierra
.71%
Sacramento
.47%
Central Valley
.37%
Others/Coachella
2.04%
Coastal Markets
1.11%
East Bay
.27%
San Francisco
.18%
Peninsula & South Bay
3.33%

All percentages stated as percent of total loan portfolio

Construction by Region

Percentage of Total Loans
(14% Construction)



Sacramento
.89%
Central Valley
.89%
Coastal Markets
1.27%
East Bay
1.14%
San Francisco
.14%
Peninsula &
South Bay
9.53%
Northern Sierra
.34%

All percentages stated as percent of total loan portfolio

BRIDGE CAPITAL HOLDINGS

Proactive Credit Risk Management


ALLL and Net Charge-Offs
% of Average Total Loans
3%
2%
1%
0%
1.35%
1.36%
1.32%
1.64%
1.59%
1.24%
1.19%
1.23%
1.27%
0.06%
0.14%
0.13%
0.24%
0.28%
0.12%
0%
0.17%
0.00%
2005
2006
2007
Q1 2008
Q2 2008
BBNK NCO
BBNK ALLL
Peer Average NCO
Peer Average ALLL

Average FY 2008/Q1 '08 ALLL and NCO of US Public Banks $500M-$1.5b TA; SNL

Non Performing Assets

6-30-08

- $23.3 million NPAs in 11 loans + 2 OREO in 10 relationships
- Q2 ‘08 = 2.87% assets; up from 2.03% at Q1 ’08
- Average NPA = $1.8 million; Median NPA = $354k
- 75% of total NPAs in 3 loans/2 relationships/2 projects
- Total estimated impairment within NPAs = $1.8 million
- Total ALLLR = $12.3 million
- Q2 ‘08 NPA Progress = ($1.7) million

Net Interest Margin


BBNK vs. Peers
8%
7%
6%
5%
4%
3%
2%
6.18%
3.77%
2005
2006
2007
Q1 2008
Q2 2008
BBNK
Peer Average

Average FY 2008/Q1 '08 NIM of US Public Banks $500M-$1.5b TA; SNL

BRIDGE CAPITAL HOLDINGS

Revenue Growth


$ millions
$60
$50
$40
$30
$20
$10
$0
$4.2
$27.5
$3.8
$38.7
$6.7
$47.6
$3.9
$22.9
2005
2006
2007
YTD 2008
Net interest income
Non-interest income

Strong Revenue Per Employee



Revenue Per Employee ($000)
BBNK Revenue/Employee 186% of Peer* Group
$350
$300
$250
$200
$150
$100
$50
$0
2005
2006
2007
Q1 2008
Q2 2008
BBNK Revenue/Employee
Peer Group *Revenue/Employee

*= Average FY 2008/Q1 '08 Revenue/Employee of US Public Banks $500M-$1.5b TA; SNL

Diversified Revenue Sources


YTD 2008 Revenue
SBA
10%
C & I
38%
Construction
22%
Tech
14%
ABL/F
16%

Operating Leverage


Efficiency Ratio
75%
70%
65%
60%
55%
2005
2006
2007
Q1 '08
Q2 '08
67.82%
70.77%
BBNK
Peer Average

Average FY 2008/Q1 '08 Efficiency Ratio of US Public Banks $500M-$1.5b TA; SNL

Net Income & EPS



$000, except per diluted share amounts
$5,725
$0.85
$8,634
$1.27
$10,866
$1.57
$3,126
$ 0.45
2005
2006
2007
YTD 2008

ROAA


1.23%
1.42%
1.45%
0.79%
Peer
Avg
Peer
Avg
2005
2006
2007
YTD 2008

Average FY 2008/Q1 '08 ROAA of US Public Banks $500M-$1.5b TA; SNL

BRIDGE CAPITAL HOLDINGS

Strong Capital Position

6-30-08	($ millions)
Common equity	$69.1
Total capital	$94.3
Total risk based capital	11.72%
Tier one capital ratio	10.47%
Leverage ratio	10.63%
Equity / Assets	8.53%

BRIDGE CAPITAL HOLDINGS

ROAE


15.90%
19.34%
19.34%
9.19%
Peer
Avg
Peer
Avg
2005
2006
2007
YTD 2008

Average FY 2008/Q1 '08 ROAE of US Public Banks $500M-$1.5b TA; SNL

Why BBNK Today?

- Business banking focus
- True business line diversification
  - commercial • technology • structured finance • cash management • international trade services • construction
- Strong core deposit franchise
- Operating in relatively healthy U.S. markets
- Relatively low exposure to current industry risk/volatility
- Growth in core business despite significant headwinds
- Positioned to endure economic cycle
- Current attractive valuation

BRIDGE CAPITAL HOLDINGS

Thank You / Q & A



Most Bankers get excited about financial statements.
At Bridge Bank, this is the kind of financial statement that excites us.
"Bridge Bank helped us grow by 27% over the past two years."
BRIDGE BANK™
THE SMARTER CHOICE IN BUSINESS BANKING.



Between every business person's goals & accomplishments
DLNX
320.00
There is a Bridge.
(The smarter way to get from here to there.)
BRIDGE BANK™
THE SMARTER CHOICE IN BUSINESS BANKING.